Exhibit 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT (this “Amendment”) is effective as of September 30, 2013, by and among LEXINGTON REALTY TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Trust”), LEPERCQ CORPORATE INCOME FUND L.P., a limited partnership formed under the laws of the State of Delaware (“LCIF”), and LEPERCQ CORPORATE INCOME FUND II L.P., a limited partnership formed under the laws of the State of Delaware (collectively with the Trust and LCIF, the “Borrowers” and each a “Borrower”), each of the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Agent”).
WHEREAS, the Borrowers, the Lenders, the Agent and certain other parties have entered into that certain Amended and Restated Term Loan Agreement dated as of February 12, 2013 (as amended and in effect immediately prior to the date hereof, the “Term Loan Agreement”); and
WHEREAS, the Borrower, the Lenders and the Agent desire to amend certain provisions of the Term Loan Agreement on the terms and conditions contained herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
Section 1    Specific Amendments to Term Loan Agreement. The parties hereto agree that the Term Loan Agreement is amended as follows:

(a)The definition of “Guarantor” is hereby deleted in its entirety and shall be replaced by the following:

“Guarantor” means any Person that is a party to the Guaranty as a “Guarantor”.
(b)The definition of “LIBOR” is hereby deleted in its entirety and shall be replaced by the following:

“LIBOR” means, with respect to any LIBOR Loan for any Interest Period, the rate of interest obtained by dividing (i) the rate of interest, rounded up to the nearest whole multiple of one-hundredth of one percent (0.01%), per annum determined on the basis of the rate for deposits in Dollars for a period equal to the applicable Interest Period which appears on Reuters Screen LIBOR01 Page (or any applicable successor page) at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period by (ii) a percentage equal to 1 minus the stated maximum rate (stated as a decimal) of all reserves, if any, required to be maintained with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”) as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Loans is determined or any applicable category of extensions of credit or other assets which includes loans by an office of any Lender outside of the United States of America). If, for any reason, the rate referred to in the preceding clause (i) does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page), then the rate to be used for such clause (i) shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two Business Day prior to the first day of the applicable Interest Period for a period equal to such Interest Period. Any change in the maximum rate or reserves described in the preceding clause (ii) shall result in a change in LIBOR on the date on which such change in such maximum rate becomes effective.
(c)The definition of “LIBOR Market Index Rate” is hereby deleted in its entirety and shall be replaced by the following:

“LIBOR Market Index Rate” means, for any day, LIBOR as of that day that would be applicable for a LIBOR Loan having a one-month Interest Period determined at approximately 10:00 a.m. Central time for such day (rather than 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period as otherwise provided in the definition of “LIBOR”), or if such day is not a Business Day, the immediately preceding Business Day. The LIBOR Market Index Rate shall be determined on a daily basis.
(d) The definition of “Mortgage Receivable” is hereby deleted in its entirety and shall be replaced by the following:

“Mortgage Receivable” means a promissory note made by a Person other than a Borrower or one of its Subsidiaries that is secured by a Mortgage of which a Borrower or one of their respective Subsidiaries is the holder and retains the rights of collection of all payments thereunder.
(e)The definition of “Permitted Liens” is hereby amended by deleting subsection (f) thereof and replace same with the following:

(f) Liens in favor of a Borrower or a Guarantor securing obligations owed by a Subsidiary to such Borrower or such Guarantor;
(f)The definition of “Property Subsidiary” is hereby deleted in its entirety and shall be replaced by the following:

“Property Subsidiary” means a Subsidiary, the Equity Interests of which are wholly-owned, directly or indirectly by a Borrower and that directly owns or leases a Borrowing Base Asset.
(g)The following definition is hereby inserted in appropriate alphabetical order in Article I of the Term Loan Agreement:

“Recourse Indebtedness” means with respect to a Person, Indebtedness for borrowed money that is not Nonrecourse Indebtedness.
(h)Section 7.12. of the Term Loan Agreement is hereby deleted in its entirety and shall be replaced by the following:

Section 7.12.      Guarantors.
(a)    Within ten (10) Business Days following the date on which any of the following conditions first applies to any Subsidiary of a Borrower (other than another Borrower) that is not already a Guarantor, the Borrower Representative shall deliver to the Agent each of the following in form and substance reasonably satisfactory to the Agent: (i) an Accession Agreement (or if at any time all Guarantors have been released from the Guaranty and as a result of such releases the Guaranty has terminated, a Guaranty substantially in the form of the Exhibit H) executed by such Subsidiary, and (ii) the items that would have been delivered under Section 5.1(a)(iii) through (a)(vii) and Section 5.1(a)(xiv) had any such Subsidiary been a Guarantor on the Agreement Date, with each reference to “Agreement Date” in such subsections deemed to be a reference to the date the Accession Agreement referenced in the immediately preceding clause (i) is delivered to the Agent:
(A) such Subsidiary Guarantees, or otherwise becomes obligated in respect of, any Indebtedness of the Trust, a Borrower or any Subsidiary of the Trust or a Borrower; or
(B) (i) such Subsidiary owns any asset the value of which is included in Borrowing Base Assets Pool and (ii) such Subsidiary (or any other Subsidiary that directly or indirectly owns an Equity Interest in such Subsidiary) has incurred, acquired or suffered to exist any Recourse Indebtedness.
(b)    The Borrower Representative may request in writing that the Agent release, and upon receipt of such request the Agent shall release, a Guarantor from the Guaranty so long as: (i) such Guarantor is not required to be a party to the Guaranty under the immediately preceding subsection (a); (ii) no Default or Event of Default shall then be in existence or would occur as a result of such release, including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 9.1; (iii) the representations and warranties made or deemed made by each Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of such release with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents; and (iv) the Agent shall have received such written request at least 5 Business Days (or such shorter period as may be acceptable to the Agent) prior to the requested date of release. Delivery by the Borrower Representative to the Agent of any such request shall constitute a representation by each Borrower that the matters set forth in the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request.
(i)Sections 7.15 and Section 7.16 of the Term Loan Agreement are hereby deleted in their entirety and shall be replaced by the following:

Section 7.15    Addition of Borrowing Base Assets.
(a)    Subject to compliance with this Section 7.15(a), the Borrowers may from time to time elect to have a Property added as a Borrowing Base Asset. In such event, the Borrower Representative shall provide to the Agent written notice thereof (each an “Addition Notice”), no later than 10:00 a.m. on the Business Day on which the Borrowers wish to have such Property added as a Borrowing Base Asset, such Addition Notice to (i) identify the Property proposed to be added as a Borrowing Base Asset, (ii) set forth the calculation of the amount of Net Operating Income and Value attributable to such proposed Property to be reflected on the Borrowing Base Certificate, and (iii) certify that such Property is an Eligible Unencumbered Property and complies with all of the representations and warranties applicable to such Property contained in Exhibit J hereto. Together with the Addition Notice, the Borrower Representative shall deliver to the Agent a pro forma Borrowing Base Certificate. With respect to any Property which the Borrowers have requested be added as a Borrowing Base Asset, Borrowers shall be deemed to represent and warrant hereunder that such Property is an Eligible Unencumbered Property and all of the representations and warranties as set forth on Exhibit J hereto are true and correct with respect to such Property. Promptly upon receipt of an Addition Notice and the pro forma Borrowing Base Certificate, the Agent shall provide copies thereof to each Lender. If an Addition Notice has been delivered together with the other documentation in compliance with this Section 7.15(a), the subject Property shall thereupon become a Borrowing Base Asset upon execution and delivery of all of the documents required to be provided under the immediately following subsection (b), if any.
(b)    If any Property Subsidiary that owns or leases a Property for which an Addition Notice has been provided (or any Subsidiary that owns, directly or indirectly, any Equity Interests of such Property Subsidiary) is required (or will be required upon the addition of such Property as a Borrowing Base Asset) to be Guarantor under Section 7.12 and such Person is not already a Guarantor, such Property shall not become a Borrowing Base Asset until the Borrowers shall have caused to be executed and delivered to the Agent the following (if not previously delivered to the Agent), each to be in form and substance reasonably satisfactory to the Agent:
(i)    an Accession Agreement (or if at any time all Guarantors have been released from the Guaranty and as a result of such releases the Guaranty has terminated, a Guaranty substantially in the form of the Exhibit H) executed by each such Property Subsidiary or other Person;
(ii)    Such information as the Agent or any Lender may request with respect to any such Person becoming a Loan Party in connection with such Property becoming a Borrowing Base Asset, in order to comply with the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)); and
(iii)    All of the items that would have been required to be delivered to the Agent under Section 5.1(a)(iii) through (a)(vii) and Section 5.1(a)(xiv) had any such Subsidiary becoming a Guarantor been a Loan Party on the Effective Date.
Section 7.16    Removal of Borrowing Base Assets.
(a)    So long as no Default or Event of Default exists or would result therefrom, the Borrowers may from time to time elect to have a Property no longer considered to be a Borrowing Base Asset. In such event, the Borrowers shall provide to the Agent written notice thereof (each a “Removal Request”) on the Business Day on which the Borrowers wish to have such Property no longer considered to be a Borrowing Base Asset, such Removal Request to (i) identify the Property to be no longer considered a Borrowing Base Asset, (ii) set forth the calculation of the amount of Net Operating Income and Value attributable to such Borrowing Base Asset, and (iii) have attached thereto a pro forma Borrowing Base Certificate. Provided that no Default or Event of Default exists or would result therefrom, such Borrowing Base Asset shall cease to be a Borrowing Base Asset hereunder and the Agent shall provide prompt written notice of such removal to each Lender.
(b)    Notwithstanding any other provision of this Agreement or the other Loan Documents but subject at all times to the provisions of Section 9.1, 9.3, 9.5, 9.6 and 9.7, the Agent and the Lenders acknowledge and agree that in the event any Guarantor shall own a Property which is not intended to be a Borrowing Base Asset, such Guarantor shall be permitted to sell, finance, encumber or otherwise transfer such Property without the approval of the Agent or the Lenders and without the requirement of any payment hereunder.

(j)Section 9.5(b) of the Term Loan Agreement is hereby deleted in its entirety and shall be replaced by the following:

(b)    Investments to acquire Equity Interests of a Subsidiary or any other Person who after giving effect to such acquisition would be a Subsidiary, so long as in each case (i) immediately prior to such Investment, and after giving effect thereto, no Default or Event of Default is or would be in existence and (ii) if such Subsidiary is (or after giving effect to such Investment would be) required to become a Guarantor under Section 7.12, the terms and conditions set forth in Section 7.12 are satisfied;
Section 2    Conditions Precedent. The effectiveness of this Amendment and the release of the Guarantors under Section 3 below, is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a)A counterpart of this Amendment duly executed by the Borrowers and the Lenders; and

(b)Evidence that each of the Guarantors released under Section 3 below are concurrently released as guarantors under (i) the Revolving Credit Agreement, (ii) the Indenture dated as of January 29, 2007, among Lexington Realty Trust, as the issuer, certain subsidiaries of Lexington Realty Trust, as subsidiary guarantors and U.S. Bank National Association, as trustee, and all guaranties executed in connection therewith, (iii) the Indenture dated as of June 10, 2013, among Lexington Realty Trust, as issuer, certain subsidiaries of Lexington Realty Trust, as guarantors and U.S. Bank National Association, as trustee, and all guaranties executed in connection therewith, and (iv) any other guaranty to which such Guarantor is a party on the date of this Amendment.

Section 3    Release. Upon the effectiveness of this Amendment as provided in Section 2 above, the Agent and the Lenders agree that each of the Guarantors set forth on Schedule I attached hereto shall be released as a Guarantor under the Guaranty.

Section 4    Representations. Each Borrower represents and warrants to the Agent and each Lender as follows:

(a)Authorization. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by the duly authorized officers of each Borrower and each of this Amendment and the Term Loan Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally (whether in a proceeding in law or equity).

(b)Compliance with Laws, etc. The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of this Amendment and the Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws relating to any Borrower; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Borrower or any indenture, agreement or other instrument to which any Borrower is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower.

(c)No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

(d)Guarantors. As of the effective date of this Amendment and after giving effect thereto, no Subsidiary is required to be a Guarantor pursuant to Section 7.12 of the Term Loan Agreement as amended by this Amendment.

Section 5    Reaffirmation of Representations by Borrowers. Each Borrower hereby repeats and reaffirms all representations and warranties made by such Borrowers to the Agent and the Lenders in the Term Loan Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 6    Certain References. Each reference to the Term Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Term Loan Agreement as amended by this Amendment.

Section 7    Expenses. The Borrower shall reimburse the Agent upon demand for all reasonable out-of-pocket costs and expenses (including attorneys’ fees) actually incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8    Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE (INCLUDING, FOR SUCH PURPOSE, SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK).

Section 10    Effect. Except as expressly herein amended, the terms and conditions of the Term Loan Agreement and the other Loan Documents remain in full force and effect. The amendment contained herein shall be deemed to have prospective application only.

Section 11    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12    Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Term Loan Agreement.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Term Loan Agreement to be executed as of the date first above written.

LEXINGTON REALTY TRUST

By:	/s/ Joseph S. Bonventre
	Name:	Joseph Bonventre
	Title:	Executive Vice President

LEPERCQ CORPORATE INCOME FUND L.P.
LEPERCQ CORPORATE INCOME FUND II L.P.

Each By: LEX GP-1 Trust, its sole general partner

By:	/s/ Joseph S. Bonventre
	Name:	Joseph Bonventre
	Title:	Vice President

[Signatures Continue on Next Page]

[Signature Page to First Amendment to Amended and Restated Term Loan Agreement
with Lexington Realty Trust et al.]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as
Agent and as a Lender

By:	/s/ D. Bryan Gregory
D. Bryan Gregory
Director

[Signatures Continue on Next Page]

[Signature Page to First Amendment to Amended and Restated Term Loan Agreement
with Lexington Realty Trust et al.]

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Jane E. McGrath
Jane E. McGrath
Vice President

[Signature Page to First Amendment to Amended and Restated Term Loan Agreement
with Lexington Realty Trust et al.]

REGIONS BANK

By:	/s/ Kerri L. Raines
Kerri L. Raines
Vice President

[Signature Page to First Amendment to Amended and Restated Term Loan Agreement
with Lexington Realty Trust et al.]

CAPITAL ONE, N.A.

By:	/s/ Frederick H. Denecke
Frederick H. Denecke
Vice President

[Signature Page to First Amendment to Amended and Restated Term Loan Agreement
with Lexington Realty Trust et al.]

PNC BANK NATIONAL ASSOCIATION

By:	/s/ Luis Donoso
Luis Donoso
Vice President

[Signature Page to First Amendment to Amended and Restated Term Loan Agreement
with Lexington Realty Trust et al.]

TD BANK, N.A.

By:	/s/ Brian Welch
Brian Welch
Senior Vice President

[Signature Page to First Amendment to Amended and Restated Term Loan Agreement
with Lexington Realty Trust et al.]

BRANCH BANK AND TRUST COMPANY

By:	/s/ Ahaz Armstrong
Ahaz Armstrong
Assistant Vice President

SCHEDULE 1

RELEASED GUARANTORS

1	Acquiport 550 Manager LLC
2	Acquiport 600 Manager LLC
3	Acquiport Lake Mary 550 LLC
4	Acquiport Lake Mary 600 LLC
5	Acquiport Laurens LLC
6	Acquiport Milford LLC
7	Acquiport Temperance LLC
8	Acquiport Winchester LLC
9	Acquiport Winchester Manager LLC
10	Federal Southfield Limited Partnership
11	Lex Chillicothe GP LLC
12	Lex Chillicothe L.P.
13	Lex Eugene GP LLC
14	Lex Eugene L.P.
15	Lex GP Holding LLC
16	Lex GP-1 Trust
17	Lex Jessup GP LLC
18	Lex Jessup L.P.
19	Lex LP-1 Trust
20	Lex Missouri City GP LLC
21	Lex Missouri City L.P.
22	Lex Phoenix GP LLC
23	Lex Phoenix L.P.
24	Lex Rock Hill GP LLC
25	Lex Rock Hill L.P.
26	Lex Shreveport GP LLC
27	Lex Shreveport L.P.
28	Lex St. Joseph GP LLC
29	Lex St. Joseph L.P.
30	Lex Westerville GP LLC
31	Lex Westerville L.P.
32	Lex-Eastgar GP LLC
33	Lex-Eastgar L.P.
34	Lexington Acquiport Colinas L.P.
35	Lexington Acquiport Company, LLC
36	Lexington Acquiport Sierra LLC
37	Lexington Allen L.P.
38	Lexington Allen Manager LLC
39	Lexington American Way LLC

40	Lexington Antioch LLC
41	Lexington Antioch Manager LLC
42	Lexington Bristol GP LLC
43	Lexington Bristol L.P.
44	Lexington Bulverde L.P.
45	Lexington Bulverde Manager LLC
46	Lexington Canton LLC
47	Lexington Centennial LLC
48	Lexington Centennial Manager LLC
49	Lexington Collierville L.P.
50	Lexington Collierville Manager LLC
51	Lexington Columbus GP LLC
52	Lexington Columbus L.P.
53	Lexington Dulles LLC
54	Lexington Dulles Manager LLC
55	Lexington Duncan L.P.
56	Lexington Duncan Manager LLC
57	Lexington Durham LLC
58	Lexington Durham Limited Partnership
59	Lexington Florence LLC
60	Lexington Florence Manager LLC
61	Lexington Fort Mill LLC
62	Lexington Fort Mill Manager LLC
63	Lexington Foxboro I LLC
64	Lexington Glendale LLC
65	Lexington Glendale Manager LLC
66	Lexington High Point LLC
67	Lexington High Point Manager LLC
68	Lexington Lake Forest L.P.
69	Lexington Lake Forest Manager LLC
70	Lexington Lakewood L.P.
71	Lexington Lakewood Manager LLC
72	Lexington Lion Cary GP LLC
73	Lexington Lion Cary L.P.
74	Lexington Lion Plymouth GP LLC
75	Lexington Lion Plymouth L.P.
76	Lexington Livonia L.L.C.
77	Lexington Louisville L.P.
78	Lexington Louisville Manager LLC
79	Lexington Marshall LLC
80	Lexington Millington L.P.
81	Lexington Millington Manager LLC
82	Lexington Minneapolis LLC

83	Lexington MLP Westerville L.P.
84	Lexington MLP Westerville Manager LLC
85	Lexington OC LLC
86	Lexington Olive Branch LLC
87	Lexington Olive Branch Manager LLC
88	Lexington Palm Beach LLC
89	Lexington Realty Advisors, Inc.
90	Lexington Shelby GP LLC
91	Lexington Shelby L.P.
92	Lexington Southfield LLC
93	Lexington Tampa GP LLC
94	Lexington Tampa L.P.
95	Lexington Tennessee Holdings L.P.
96	Lexington TNI Des Moines L.P.
97	Lexington TNI Des Moines Manager LLC
98	Lexington TNI Westlake L.P.
99	Lexington TNI Westlake Manager LLC
100	Lexington Wallingford LLC
101	Lexington Wallingford Manager LLC
102	Lexington Waxahachie L.P.
103	Lexington Waxahachie Manager LLC
104	Lexington/Lion Venture L.P.
105	Lex-Property Holdings LLC
106	LMLP GP LLC
107	LRA Manager Corp.
108	LSAC Crossville L.P.
109	LSAC Crossville Manager LLC
110	LSAC Eau Claire L.P.
111	LSAC Eau Claire Manager LLC
112	LSAC General Partner LLC
113	LSAC Oklahoma City L.P.
114	LSAC Oklahoma City Manager LLC
115	LSAC Operating Partnership L.P.
116	LSAC Pascagoula L.P.
117	LSAC Pascagoula Manager LLC
118	LXP GP, LLC
119	MLP Unit Pledge GP LLC
120	MLP Unit Pledge L.P.
121	Net 1 Henderson LLC
122	Net 1 Phoenix L.L.C.
123	Net 2 Cox LLC
124	Net 2 Hampton LLC
125	Net Lease Strategic Assets Fund L.P.

126	Newkirk Altenn GP LLC
127	Newkirk Altenn L.P.
128	Newkirk Avrem GP LLC
129	Newkirk Avrem L.P.
130	Newkirk Basot GP LLC
131	Newkirk Basot L.P.
132	Newkirk Bluff GP LLC
133	Newkirk Bluff L.P.
134	Newkirk Carolion GP LLC
135	Newkirk Carolion L.P.
136	Newkirk Clifmar GP LLC
137	Newkirk Clifmar L.P.
138	Newkirk Croydon GP LLC
139	Newkirk Croydon L.P.
140	Newkirk Dalhill GP LLC
141	Newkirk Dalhill L.P.
142	Newkirk Denport GP LLC
143	Newkirk Denport L.P.
144	Newkirk Elport GP LLC
145	Newkirk Elport L.P.
146	Newkirk Elway GP LLC
147	Newkirk Elway L.P.
148	Newkirk Gersant GP LLC
149	Newkirk Gersant L.P.
150	Newkirk JLE Way GP LLC
151	Newkirk JLE Way L.P.
152	Newkirk Johab GP LLC
153	Newkirk Johab L.P.
154	Newkirk Lanmar GP LLC
155	Newkirk Lanmar L.P.
156	Newkirk Liroc GP LLC
157	Newkirk Liroc L.P.
158	Newkirk MLP Unit LLC
159	Newkirk Salistown GP LLC
160	Newkirk Salistown L.P.
161	Newkirk Skoob GP LLC
162	Newkirk Skoob L.P.
163	Newkirk Spokmont GP LLC
164	Newkirk Spokmont L.P.
165	Newkirk Superwest GP LLC
166	Newkirk Superwest L.P.
167	Newkirk Syrcar GP LLC
168	Newkirk Syrcar L.P.

169	Newkirk Walando GP LLC
170	Newkirk Walando L.P.
171	Newkirk Washtex GP LLC
172	Newkirk Washtex L.P.
173	NK-CINN Hamilton Property LLC
174	NK-CINN Hamilton Property Manager LLC
175	NK-Lumberton Property LLC
176	NK-Lumberton Property Manager LLC
177	NK-ODW/Columbus Property LLC
178	NK-ODW/Columbus Property Manager LLC
179	NLSAF Jacksonville GP LLC
180	NLSAF Jacksonville L.P.
181	NLSAF Marshall GP LLC
182	NLSAF Marshall L.P.
183	NLSAF McDonough L.P.
184	NLSAF McDonough Manager LLC
185	NLSAF Tampa GP LLC
186	NLSAF Tampa L.P.
187	Phoenix Hotel Associates Limited Partnership
188	Savannah Waterfront Hotel LLC
189	Triple Net Investment Company LLC
190	Xel Florence GP LLC
191	Xel Florence L.P.
192	Acquiport Brea Manager LLC
193	Lexington TNI Irving Manager LLC
194	Lexington Gears Manager LLC
195	Lexington Tempe Manager LLC
196	Acquiport Brea L.P.
197	Lexington TNI Irving L.P.
198	Lexington Gears L.P.
199	Lexington Tempe L.P.
200	Lexington Acquiport Fishers LLC
201	Lexington Arlington Manager LLC
202	Lexington Redmond Manager LLC
203	Lexington Moody LLC
204	Lexington Fort Mill II Manager LLC
205	Lexington Arlington L.P.
206	Lexington Moody L.P.
207	Lexington Fort Mill II LLC
208	Lexington Redmond LLC
209	Lexington Foxboro II LLC
210	Lexington Knoxville Manager LLC
211	Lex Houston GP LLC

212	Lexington Columbus (Jackson Street) Manager LLC
213	Lexington Las Vegas (VEGPOW) Manager LLC
214	Lexington Memphis (JVF) Manager LLC
215	Lex Houston L.P.
216	Lexington Columbus (Jackson Street) L.P.
217	Lexington Las Vegas (VEGPOW) L.P.
218	Lexington Memphis (JVF) L.P.
219	Lexington Knoxville LLC
220	Lexington Sky Harbor LLC
221	Lexington Fort Meyers Manager LLC
222	Lex Meridian GP LLC
223	Lex Suncap HP GP LLC
224	Lexington Fort Meyers L.P.
225	Lex Meridian L.P.
226	Lex Suncap HP L.P.